UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported March 27, 2023)

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RadNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33307	13-3326724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1510 Cotner Avenue
Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 478-7808

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	RDNT	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 27, 2023, RadNet Management, Inc., as borrower, RadNet, Inc. and certain of its subsidiaries, as guarantors, and Barclays Bank PLC, as administrative agent and collateral agent, entered into a First Amendment to Second Amended and Restated First Lien Credit and Guaranty Agreement (the “Amendment”). The Amendment amends the Second Amended and Restated First Lien Credit and Guaranty Agreement dated as of April 23, 2021, by and among RadNet Management, Inc., as borrower, RadNet, Inc. and certain of its subsidiaries, as guarantors, the lenders and issuing banks party thereto and Barclays Bank PLC, as administrative agent and collateral agent (the “Credit Agreement”).

The Amendment replaced the interest rate benchmark, from the London Interbank Offered Rate (“LIBOR”) to the Secured Overnight Financing Rate (“SOFR”) and included credit spread adjustments of 0.11448%, 0.26161% and 0.42826% for interest periods of one month, three months, and six months, respectively. The replacement of LIBOR with SOFR and the credit spread adjustments shall be effective as of March 31, 2023, which is the last day of the last-ending existing interest period of currently outstanding loans bearing interest at LIBOR. Other than the foregoing, the material terms of the Credit Agreement remain unchanged.

The foregoing description does not purport to be a complete description of the Amendment and the Credit Agreement and is subject to, and qualified in its entirety by, the full text of the Amendment, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description of Exhibit

10.1

First Amendment to Second Amended and Restated First Lien Credit and Guaranty Agreement dated March 27, 2023 among RadNet Management, Inc., as borrower, RadNet, Inc. and certain of its subsidiaries, as guarantors, the lenders and issuing banks party thereto and Barclays Bank PLC, as administrative agent and collateral agent.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADNET, INC.

Date: April 3, 2023	By:	/s/ Mark D. Stolper
	Name:	Mark D. Stolper
	Title:	Chief Financial Officer

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